Exhibit 99.2

T. Richard Litton, Jr.

126 E. Severn Road

Norfolk, VA 23505

December 15, 2006

Board of Directors

Waterside Capital Corporation

500 East Main Street

Suite 800

Norfolk, VA 23510

Re:	Resignation

Effective December 15, 2006, I resign as a Director of Waterside Capital Corporation.

Sincerely,

/s/ T. Richard Litton, Jr.
T. Richard Litton, Jr.